Exhibit 99.1

Navitas Semiconductor Announces Third Quarter 2023 Financial Results

•Revenue grows 115% year-over-year, 22% sequentially
•Launching four new technology platforms
•GaN and SiC continue rapid displacement of legacy silicon power chips

TORRANCE, Calif., Nov. 9, 2023 — Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the third quarter ended September 30, 2023.

“I am pleased to announce another record quarter for Navitas as our gallium nitride and silicon carbide technologies continue to displace legacy power silicon in traditional markets and enable and accelerate new energy markets,” said Gene Sheridan, CEO and co-founder. “It’s a very exciting time at Navitas as we launch four major new technology platforms across GaN and SiC. We expect Navitas’ revenues to far exceed market growth rates in 2024 and for years to come.”

Financial Highlights

•    Revenue: Total revenue grew to $22.0 million in the third quarter of 2023, a 115% increase from $10.2 million in the third quarter of 2022 and a 22% increase from $18.1 million in the second quarter of 2023.
•    Gross Margin: GAAP gross margin for the third quarter of 2023 was 32.3%, impacted by inventory adjustments, compared to 3.8% in the third quarter of 2022 and 41.5% for the second quarter of 2023. Non-GAAP gross margin for the third quarter of 2023 was 42.1% compared to 38.4% for the third quarter of 2022 and 41.5% for the second quarter of 2023.
•    Loss from Operations: GAAP loss from operations for the quarter was $28.6 million, compared to a loss of $37.4 million for the third quarter of 2022 and a loss of $27.2 million for the second quarter of 2023. On a non-GAAP basis, loss from operations for the quarter was $8.7 million compared to a loss of $10.3 million for the third quarter of 2022 and a loss of $9.6 million for the second quarter of 2023.
•    Cash: Cash and cash equivalents were $176.7 million as of September 30, 2023.

Market, Customer and Technology Highlights
GaN is moving from a beachhead to the mainstream for mobile fast chargers, with continued strength and upside led by major China OEMs Xiaomi and Oppo. We expect 30% of their total mobile charger shipments in 2024 will utilize GaN, and GaN has been adopted by Samsung for the latest Galaxy S23 and other models, contributing to Q3 and expected Q4 2023 revenue ramp. New Gen-4 GaNSense™ half-bridge ICs, targeting ultra-fast chargers of 100 W or more, are projected to contribute another $10 million per year in revenue ramping in 2024. The new GaNSense products replace dozens of components with a single GaN IC and enable switching frequencies up to 2 MHz to reduce footprint and simplify designs.

Launched in September, GaNSafe™ is the world’s most-protected, most-reliable and highest-performance GaN power semiconductor, with advanced sensing, protection, higher-power capability and cool operation. GaNSafe breaks the glass ceiling for GaN to enter high-power, high-reliability markets like AI data centers, solar, EV and industrial. GaNSafe power ICs are featured in a new 6.6 kW, 800 V on-board charger (OBC) platform from Navitas’ dedicated EV system design center, setting industry benchmarks in system efficiency, density and cost, and attracting significant customer interest. The OBC is a ‘hybrid’ platform, featuring GaNSafe and a new, Gen-3 Fast (G3F) GeneSiC™ MOSFET
platform, with leading-edge silicon carbide power and switching performance up to 50% better than competition.

Rapid AI adoption has created unprecedented demand for more power, higher efficiency and greater power density. Navitas’ data center design center has a new 4.5 kW AC-DC system platform design, with efficiency exceeding the 96% ‘Titanium Plus’ standard, and with twice the power density of previous, best-in-class, legacy silicon designs. GaNSafe and Gen-3 Fast SiC are again used to optimize these high-power applications, with significant growth in the number of customer pipeline projects.

Solar, appliance and industrial markets also show robust growth in the customer pipeline, with broad interest in the new Gen-3 Fast MOSFETs. The Gen-4 GaNSense half-bridge portfolio now includes new application-specific ICs for motor-drives, compressors and pumps up to 1 kW, with sensing, autonomy and programming functionality for easy EMI.

Q4 2023 will also see the introduction of a new, break-through innovation: ‘bi-directional’ GaN. Each GaN power IC will replace up to four discrete power transistors, dramatically reducing component count, cost and complexity, and delivering major speed and efficiency benefits. Bi-directional GaN technology is expected to usher in major advances in energy storage, grid infrastructure, motor drives and many other emerging topologies and architectures across multiple markets.

Business Outlook

Fourth quarter 2023 net revenues are expected to increase to $25.0 - $26.0 million. Gross margin for the fourth quarter is expected to expand to 42.5%, plus or minus 30 basis points, and operating expenses, excluding stock-based compensation and amortization of intangible assets, are expected to be approximately $20.0 million in the fourth quarter of 2023. Weighted-average basic share count is expected to be approximately 179 million shares for the fourth quarter of 2023.

Further details on the four new technology platforms, Navitas’ growing customer pipeline, financial outlook, and immersive “Planet Navitas” experience are to be revealed at the in-person Investor Day, at the Torrance HQ on December 12th.
Navitas Q3 2023 Financial Results Conference Call and Webcast Information:
When: Thursday, November 9th, 2023
Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 5349784
Live Webcast: https://edge.media-server.com/mmc/p/s6vbz75y
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP research and development expense, (iv) non-GAAP selling, general and administrative expense, (v) non-GAAP loss from operations, (vi) non-GAAP operating margin, and (vi) non-GAAP loss and loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-
GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements. Customer pipeline is not a proxy for backlog or an estimate of future revenue, nor should it be considered as any other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate the company’s current view of relative changes in future potential business across various end markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share and other factors discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.

These and other risk factors are discussed in the Risk Factors section beginning on p. 15 of our annual report on Form 10-K for the year ended December 31, 2022, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance/industrial, data center, mobile and consumer. Over 185 Navitas patents are issued or pending. Over 100 million GaN and 12 million SiC units have been shipped, and with the industry's first and only 20-year GaNFast warranty. Navitas was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas, GaNFast, GaNSense, GeneSiC, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names, and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Contact Information

Stephen Oliver, VP Corporate Marketing & Investor Relations ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
NET REVENUES	$21,978	$10,243	$53,399	$25,594
COST OF REVENUES (exclusive of amortization of intangibles included below)	14,878	9,852	33,322	18,655
GROSS PROFIT	7,100	391	20,077	6,939
OPERATING EXPENSES:
Research and development	16,553	11,526	50,740	34,373
Selling, general and administrative	14,419	24,053	46,629	62,590
Amortization of intangible assets	4,774	2,241	14,046	2,413
Total operating expenses	35,746	37,820	111,415	99,376
LOSS FROM OPERATIONS	(28,646)	(37,429)	(91,338)	(92,437)
OTHER INCOME (EXPENSE), net:
Interest income, net	1,695	638	3,405	666
Gain from change in fair value of warrants	—	—	—	51,763
Gain (loss) from change in fair value of earnout liabilities	34,473	(6,098)	(25,503)	112,162
Other income (expense)	20	(74)	50	(1,215)
Total other income (expense), net	36,188	(5,534)	(22,048)	163,376
INCOME (LOSS) BEFORE INCOME TAXES	7,542	(42,963)	(113,386)	70,939
INCOME TAX (BENEFIT) PROVISION	23	(10,135)	(13)	(9,862)
NET INCOME (LOSS)	7,519	(32,828)	(113,373)	80,801
LESS: Net income (loss) attributable to noncontrolling interest	—	(238)	(518)	(238)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$7,519	$(32,590)	$(112,855)	$81,039
NET INCOME (LOSS) PER SHARE:
Basic	$0.04	$(0.24)	$(0.68)	$0.64
Diluted	$0.04	$(0.24)	$(0.68)	$0.58
SHARES USED IN PER-SHARE CALCULATION:
Basic	175,103	138,455	165,719	127,390
Diluted	185,626	138,455	165,719	140,134

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$7,100	$391	$20,077	$6,939
GAAP gross profit margin	32.3%	3.8%	37.6%	27.1%
Inventory write-off related to discontinued products	2,024	—	2,024	—
Other operational charges	122	172	122	172
Reserves for write-down of inventory	—	2,833	—	2,833
Inventory write-off related to purchase accounting step-up	—	539	—	539
Non-GAAP gross profit	$9,246	$3,935	$22,223	$10,483
Non-GAAP gross profit margin	42.1%	38.4%	41.6%	41.0%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$16,553	$11,526	$50,740	$34,373
Stock-based compensation expenses	(6,013)	(5,227)	(20,137)	(15,758)
Non-GAAP Research and development	10,540	6,299	30,603	18,615
GAAP Selling, general and administrative	14,419	24,053	46,629	62,590
Stock-based compensation expenses	(6,066)	(10,547)	(21,673)	(36,378)
Termination of distributor	(483)	—	(483)	—
Payroll taxes on vesting of employee stock-based compensation	(413)	(154)	(698)	(154)
Acquisition-related expenses	(18)	(5,442)	(1,485)	(5,442)
Other	(29)	—	(105)	—
Non-GAAP Selling, general and administrative	7,410	7,910	22,185	20,616
Total Non-GAAP operating expenses	$17,950	$14,209	$52,788	$39,231
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(28,646)	$(37,429)	$(91,338)	$(92,437)
GAAP operating margin	(130.3)%	(365.4)%	(171.0)%	(361.2)%
Add: Stock-based compensation expenses included in:
Research and development	6,013	5,227	20,137	15,758
Selling, general and administrative	6,066	10,547	21,673	36,378
Total	12,079	15,774	41,810	52,136
Amortization of acquisition-related intangible assets	4,774	2,241	14,046	2,413
Inventory write-off related to discontinued products	2,024	—	2,024	—
Termination of distributor	483	—	483	—
Payroll taxes on vesting of employee stock-based compensation	413	154	698	154
Other operational charges	122	172	122	172
Acquisition-related expenses	18	5,442	1,485	5,442
Reserves for write-down of inventory	—	2,833	—	2,833
Inventory write-off related to purchase accounting step-up	—	539	—	539
Other	29	—	105	—
Non-GAAP loss from operations	$(8,704)	$(10,274)	$(30,565)	$(28,748)
Non-GAAP operating margin	(39.6)%	(100.3)%	(57.2)%	(112.3)%
NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$7,519	$(32,590)	$(112,855)	$81,039
Adjustments to GAAP net income (loss)
Loss (Gain) from change in fair value of earnout liabilities	(34,473)	6,098	25,503	(112,162)
Total stock-based compensation	12,079	15,774	41,810	52,136
Amortization of acquisition-related intangible assets	4,774	2,241	14,046	2,413
Inventory write-off related to discontinued products	2,024	—	2,024	—
Termination of distributor	483	—	483	—
Payroll taxes on vesting of employee stock-based compensation	413	154	698	154
Other operational charges	122	172	122	172
Acquisition-related expenses	18	5,442	1,485	5,442
Reserves for write-down of inventory	—	2,833	—	2,833
Inventory write-off related to purchase accounting step-up	—	539	—	539
Gain from change in fair value of warrants	—	—	—	(51,763)
Release of tax valuation allowance	—	(9,915)	—	(9,915)
Other expense	9	74	55	1,215
Non-GAAP net loss	$(7,032)	$(9,178)	$(26,629)	$(27,897)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	175,103	138,455	165,719	127,390
Non-GAAP net loss per share (basic and diluted)	$(0.04)	$(0.07)	$(0.16)	$(0.22)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	September 30, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$176,698	$110,337
Accounts receivable, net	17,573	9,127
Inventories	15,904	19,061
Prepaid expenses and other current assets	4,511	3,623
Total current assets	214,686	142,148
PROPERTY AND EQUIPMENT, net	8,392	6,532
OPERATING LEASE RIGHT OF USE ASSETS	5,950	6,381
INTANGIBLE ASSETS, net	96,176	105,620
GOODWILL	163,215	161,527
OTHER ASSETS	5,501	3,054
Total assets	$493,920	$425,262
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$14,793	$14,653
Accrued compensation expenses	15,487	3,907
Current portion of operating lease liabilities	1,346	1,305
Deferred revenue	13,759	486
Total current liabilities	45,385	20,351
LONG-TERM LIABILITIES:
OPERATING LEASE LIABILITIES NONCURRENT	4,788	5,263
EARNOUT LIABILITY	38,567	13,064
DEFERRED TAX LIABILITIES	1,830	1,824
Total liabilities	90,570	40,502
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	403,350	381,132
Noncontrolling interest	—	3,628
Total equity	403,350	384,760
Total liabilities stockholders’ equity	$493,920	$425,262